UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

ANNUAL REPORT
JUNE 30, 2007

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

31	The Olstein Strategic
Opportunities Fund

52	Combined Notes to
Financial Statements

62	Report of Independent
Registered Public Accounting Firm

63	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

16	Expense Example

18	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statement of Changes
in Net Assets

28	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR SHAREHOLDERS:

We are pleased to inform our fellow shareholders that for the fiscal year ended June 30, 2007, Class C shares of the Olstein All Cap Value Fund outperformed the S&P 500 Index, appreciating 25.53% compared to a return of 20.59% for the index over the same time period.  We are most proud of our long-term performance record as exemplified by the chart at the end of the letter that illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Fund’s Class C shares at the Fund’s inception date of September 21, 1995, with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions.  Since the Fund’s inception, Class C shares have provided an average annual return of 15.67% compared to an average annual return of 10.20% for the S&P 500 Index over the same time period.

While equity markets seemed resistant to increasing signs of distress in the U.S. housing market during the first half of the fiscal period, escalating nervousness about the collapse of the subprime mortgage market began to dominate financial markets during the latter half of the fiscal year.  While the full extent of the negative impact of the subprime mortgage market crises has yet to play out, we believe that skilled investment managers who focus on excess

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s (formerly known as the Olstein Financial Alert Fund) Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/07, assuming reinvestment of dividends and capital gain distributions and deduction of the maximum CDSC of 1.0% if shares are redeemed within one year of purchase, was 14.29%, 10.44% and 24.53%, respectively.  As of 06/30/07, the expense ratio for the Olstein All Cap Value Fund Class C was 2.19%.  Expense ratios for other share classes will vary. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  Performance for Adviser Class shares is shown on page 15.  Not FDIC insured / Not bank-guaranteed / May lose value

THE OLSTEIN ALL CAP VALUE FUND

cash flow and its intelligent uses have a greater chance of exceeding market returns.  We believe there are many investment opportunities in companies that have been over penalized by the market and analysts for falling short of unrealistic growth expectations.  We believe opportunities should present themselves in companies selling at a discount to our calculation of private market value, despite the fact that their growth rates may be slowing down.

THE CURRENT ENVIRONMENT

We continue to believe that the current environment is conducive to identifying undervalued free cash flow companies selling at what we believe are discounts to our proprietary calculation of private market value based on an inferential analysis of financial statements and the quality of earnings.  Although interest rates have increased recently (which lowers valuations under our discipline), the 10-year treasury rate is still below the 6% level maintained during the late-1990’s bull market.  The stocks that made material contributions to the Fund’s performance during the last year include RadioShack, Quanta Services, Nash-Finch and Apple Computer.  Detractors include Finish Line, Friedman Billings and Adaptec, all of which have been subsequently liquidated as of June 30, 2007.  On the other hand, despite the fact that Denny’s Restaurants has detracted from the Fund’s performance in fiscal 2007, we have continued to add to our position and we believe our patience should be eventually rewarded once the company navigates through what we believe are short-term problems.  Additions to the portfolio during the current year have included Harley Davidson, Microsoft, IBM, Hewlett Packard, Halliburton and Home Depot.

In light of recent headlines highlighting the risks assumed by hedge funds that use derivative instruments to control short-term volatility and leverage to enhance returns (see previous letter dated May 21, 2007), we thought it would be helpful to revisit why we focus on the quality of earnings and our free cash flow valuation methodology in our attempt to mitigate long-term downside risk.  We rely on an intensive forensic analysis of financial statements, which includes an assessment of the quality of earnings, in our efforts to deliver long-term capital appreciation while attempting to avoid permanent loss of capital (defined as stocks selling below our purchase price three years later or stocks sold at a loss).  We believe derivatives and leverage not only come with unrecognized risk, but are also a poor substitute for thoroughly understanding the companies that you own.

A fundamental premise of the Olstein investment philosophy is that there is a strong correlation between above average performance and error avoidance.  We believe that in order to achieve long-term investment success, an investor must first consider the financial risk inherent in each investment opportuni-

THE OLSTEIN ALL CAP VALUE FUND

ty before considering the potential for capital appreciation.  Thus, when considering any security for the portfolio, we analyze the downside risk before assessing upside potential.  Our assessment of downside risk starts with an analysis of a company’s quality of earnings.  We define a high quality of earnings by how realistically we believe a company’s financial statements portray what is taking place within the business – especially within the company’s core business operations – and how realistically we believe the financial statements represent the sustainability of the company’s earnings from operations.  We measure the quality of a company’s earnings in three primary ways: (1) Do the financial statements and other filings allow us to understand the reality of the company’s unique business fundamentals, competitive edge and ability to generate free cash flow? (2) Does company management engage in conservative or aggressive accounting practices?  and (3) is all material information necessary to evaluate the company being disclosed?

In order to understand why the quality of earnings is important to an investor who seeks to estimate the value of an equity security, we believe it is important to understand the philosophy and internal workings of the current system of corporate accounting.  An equity security is worth the discounted value of the future expected cash earnings to be generated by the underlying company.  However, Generally Accepted Accounting Principles (GAAP) require that a company report earnings based on accrual accounting.  The first premise of accrual accounting states that revenue is recognized when a transaction occurs in which value has been exchanged.  The revenue recognition may lead or lag the passing of cash.  The other basic premise of GAAP accrual accounting is that the cost of a transaction should be recognized over the same period of time that the revenue associated with the cost is generated.  The cost or expense recognition also may lead or lag the passing of cash.  In reporting GAAP-based earnings, companies are given wide discretion within the rules.  Some companies make conservative assumptions, while others are overly aggressive, which can produce widely differing results depending on how management sees the future. In our opinion, most companies (including companies in our portfolio) engage in some type of earnings management.  It is our job to determine the economic realism of management’s assumptions and to eliminate management biases by making the appropriate adjustments to reported earnings data.  We believe there is nothing wrong or illegal about earnings management within limits.  However, some companies exceed acceptable limits.  In cases such as Lucent, Boston Chicken and Sunbeam, the financial statements may have been in accord with GAAP, but we don’t believe they were in accord with economic reality.  It is in management’s best interest to report the best earnings possible to preserve financing alternatives, keep their stock options valuable and exercisable, and to keep shareholders

THE OLSTEIN ALL CAP VALUE FUND

happy through increasing stock prices.  Thus, when a company’s management identifies problems deemed to be temporary, management has the option to adopt more optimistic assumptions.  The optimism could result in income being recognized more rapidly because reserves are lowered or depreciation has been lengthened (over more years).  The end result is that the reporting of an earnings disappointment is virtually eliminated under the belief that short-term problems will soon end.  Unfortunately, in many cases, the future earnings disappointment that has been temporarily shelved becomes larger as the optimistic assumptions can no longer be justified.  Although earnings management is an everyday occurrence, this process makes it difficult to get a clear picture of the company’s basic business without performing an intensive, inferential analysis of financial statements.  So even under GAAP (which we doubt was practiced by Enron), a true measure of the earnings power of a firm’s basic business can be distorted based on management’s biased view of reality.

Over the past 30 years, there has been a vast improvement in the disclosure practices of public corporations.  The financial reporting system can always use additional improvement and new evolutionary business practices will require constant modification to the reporting system.  However, it is important to note that all reporting systems rely on management judgment, leaving room for potential abuse or unrealistic assumptions.  The improvement in the disclosure practices that has taken place since 1968 (when I arrived on the scene) has resulted in financial statement analysis becoming more difficult and time consuming.  Today, a wealth of additional information is contained in the footnotes and management discussions in annual reports, data which were not available 30 years ago for anyone who wanted to read with a skeptical eye.  In order to value a company correctly and at the same time play defense, it is important to analyze and sort through the new information and adjust reported earnings to reflect economic reality based on a model of sustainable free cash flow.  It is just as important to assess whether or not all the necessary information has been disclosed to properly assess a company’s free cash flow.

Although we use several valuation methods to determine a company’s private market value, they are all based on free cash flow.  For us, reliable valuations require a thorough understanding of a company’s accounting and reporting techniques as well as an assessment of the company’s quality of earnings. In order to estimate sustainable free cash flow, the investment team undertakes an intensive, inferential analysis of the historical and current information contained in the company’s publicly disclosed financial statements and accompanying footnotes, shareholder reports and other required disclosures. The goal is to assess a company’s quality of earnings and to alert us to positive

THE OLSTEIN ALL CAP VALUE FUND

or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets.  Since we value companies based on a model of discounted excess cash flow, the focus of our investment discipline is to pay attention to corporate reporting practices at all times for the purpose of assessing a company’s ability to produce future excess cash flow.

Despite an exhaustive inferential analysis of their financial statements prior to purchase, once in a while one of the companies in our portfolio surprises us by engaging in questionable accounting practices.  However, it is our objective to keep these surprises to a minimum.  We continue to believe that paying attention to the quality of earnings as well as a company’s disclosure practices (presenting the relevant information for assessing value) is critical to lessening the probability of making serious investment errors.

Outlined below is a sampling of some of the important steps and analytical techniques we utilize when assessing and analyzing a company’s quality of earnings.  Our ultimate objective of determining the company’s sustainable free cash flow for valuation purposes requires a forensic analysis of the financial statements:

1
Using the company’s cash-flow statements, we begin by reconciling the difference between free cash flow and reported earnings under accrual accounting.  The smaller the difference between free cash flow and reported earnings, the higher the quality of earnings.

2
Our next step is to look at a company’s footnote on taxes, which reconciles the differences between earnings reported to shareholders under accrual accounting and earnings reported to the IRS under the cash basis of accounting.  The lesser the difference, the higher the quality of earnings.

3
We then analyze receivables and inventories to determine changes in each relative to changes in sales. Inventories or receivables increasing faster than sales could be early warning alerts of future slowdowns.

4
The company’s investment activities are also extremely important to us, and we always compare depreciation provisions to capital expenditures when assessing sustainable free cash flow, the potential for future growth and management’s ability to create shareholder value.  For example, a key alert to our purchase of Hasbro in February 2002 was that Hasbro’s cash earnings were being understated for many years as a result of depreciation exceeding capital expenditures.  The excess depreciation was a result of expensing past capital spending on unprofitable licensing agreements that had since been terminated.

5	The next step in our quest to measure the quality of earnings is to look for non-recurring factors that have contributed to or reduced earnings.

THE OLSTEIN ALL CAP VALUE FUND

For example, we measure whether or not earnings have been helped or hindered by monitoring historical changes in reserve accounts or determining whether bad debt provisions are temporarily above or below normalized amounts. After 9/11, insurance company earnings were being temporarily understated by a high level of non-recurring claims and high claim provisions related to the terrorist attack itself as well as claims relating to the wave of corporate accounting malfeasance claims (Enron, Tyco) permeating the landscape at the time.  Not only were normalized insurance earnings being understated by the large claims, but we believed the hits to insurers’ capital accounts from the above-average claims would eventually lead to better pricing and ultimately a much higher level of future cash flow.

6
Balance sheet ratios, especially relating to debt and returns on equity, are carefully assessed to determine a company’s ability to withstand temporary problems or an economic downturn without adopting harmful short-term strategies. The quality of earnings analysis relies heavily on analyzing these ratios.

7	Another important factor that we consider is the repetitiveness of so-called non-recurring losses, which we believe represent corrections to historical financial statements.

The assessment of the quality of earnings of any company is important to our valuation methodology because it provides us with

a	more reliable estimates about future cash flow that are critical to projecting the future value of a company

b	a measure of the sensitivity of our valuations to changes in free cash flow estimates

c	a measure of the ability of the balance sheet to withstand problems that may last longer than originally expected

d	the ability to assess the conservativeness of a company’s management as well as its accounting policies and reporting and disclosure practices

e	the ability of a company’s management to create shareholder value

f	an ability to detect early signs as to whether or not a company’s business policies and strategic direction are capable of achieving the financial objectives necessary to reach our calculated values.

At the end of this letter, we have listed the Top Twenty Alerts that we look for in financial statements when measuring a company’s quality of earnings.

We continue to believe our investment discipline, which requires a forensic inferential analysis of financial statements, provides us with a competitive

THE OLSTEIN ALL CAP VALUE FUND

edge in our attempt to achieve the Fund’s investment objectives.  We continue to have our money invested alongside yours and value and appreciate your long-term trust.

Sincerely,

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Fund’s Class C shares at the Fund’s inception date of September 21, 1995, with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distribution. ( See “Details.”)

	Value of Shares Owned		Value of Shares Owned
	if Initial Investment		if Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	9/30/01	28,213
9/30/95	10,010	12/31/01	35,340
12/31/95	10,261	3/31/02	38,259
3/31/96	10,882	6/30/02	33,797
6/30/96	11,462	9/30/02	25,870
9/30/96	11,713	12/31/02	28,529
12/31/96	12,760	3/31/03	26,226
3/31/97	13,327	6/30/03	31,448
6/30/97	14,602	9/30/03	33,797
9/30/97	17,250	12/31/03	38,853
12/31/97	17,205	3/31/04	40,870
3/31/98	19,851	6/30/04	41,297
6/30/98	18,468	9/30/04	39,043
9/30/98	15,499	12/31/04	43,146
12/31/98	19,788	3/31/05	42,640
3/31/99	20,717	6/30/05	42,302
6/30/99	25,365	9/30/05	43,749
9/30/99	23,675	12/31/05	44,350
12/31/99	26,692	3/31/06	46,566
3/31/00	28,170	6/30/06	44,242
6/30/00	28,899	9/30/06	46,836
9/30/00	30,596	12/31/06	50,755
12/31/00	30,142	3/31/07	51,862
3/31/01	30,207	6/30/07	55,536
6/30/01	36,192

THE OLSTEIN ALL CAP VALUE FUND

Details
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s (formerly known as the Olstein Financial Alert Fund) Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/07, assuming reinvestment of dividends and capital gain distributions and deduction of the maximum CDSC of 1.0% if shares are redeemed within one year of purchase, was 14.29%, 10.44% and 24.53%, respectively.  As of 06/30/2007, the expense ratio for the Olstein All Cap Value Fund Class C was 2.19%.  Expense ratios for other share classes will vary. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  Not FDIC insured / Not bank-guaranteed / May lose value

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 18.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The preceding commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

OLSTEIN’S TOP TWENTY QUALITY
OF EARNINGS ALERTS

1	Material deviations between net income and free cash flow

2	Material differences between the tax books and shareholder books as measured by deferred taxes

3	Material changes in balance sheet debt and liquidity ratios

4	Inventories, especially finished goods or raw materials, increasing or decreasing faster than sales

5	Accounts receivable increasing or decreasing faster than revenue

6	Deviations between depreciation and capital expenditures

7	The repetitiveness and materiality of non-recurring write-offs

8	The role that non-trend line changes in reserves contribute to, or negatively impact, current earnings

9	The repetitiveness and materiality of non-recurring gains such as sales from venture capital portfolios

10	The impact and reality of a company’s deferred expense capitalization policies as it effects reported free cash flow

11	Discretionary expenses deviating materially above and below trend lines

12	The reality, consistency and conservativeness of revenue recognition techniques when measured against the passing of cash

13	The impact that acquisitions have on sustainable free cash flow and the growth thereof
14	Changes in other asset accounts

15	The impact of transactions with special-purpose vehicles

16	Pension income and expense recognition measured against the pension plan’s assumptions and the funded status of the plan

17	Large deviations between pro forma and reported earnings

18	The impact of option transactions on reported free cash flow and the impact on future results and valuations of the company

19
The capabilities of management as measured by their long-term decision-making capabilities; especially when problems develop; their attitude toward risk as measured by the quality of the balance sheet; and their preparation for a rainy day; their methodology of communicating with shareholders; and finally their ability and emphasis on returning value to shareholders

20	Disclosure of material information needed to assess the value of the company

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/07.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception
Olstein All Cap Value – Class C (1)	24.53%	10.44%	14.29%	15.67%
Russell 3000® Index (2)	20.07%	11.53%	7.62%	10.23%
S&P 500® Index (3)	20.59%	10.71%	7.13%	10.20%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/07.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	Inception
Olstein All Cap Value – Adviser Class (1)	26.48%	11.28%	11.86%
Russell 3000® Index (2)	20.07%	11.53%	4.57%
S&P 500® Index (3)	20.59%	10.71%	3.47%

(1)
Assumes reinvestment of dividends and capital gains.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 – June 30, 2007.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 – 6/30/07
Actual
Class C	$1,000.00	$1,094.20	$11.37
Adviser Class	1,000.00	1,098.70	7.49
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.93	$10.94
Adviser Class	1,000.00	1,017.65	7.20

*
Expenses are equal to the Fund’s annualized expense ratio of 2.19% and 1.44% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2007

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2007

COMMON STOCKS – 95.1%

AIRLINES – 0.2%	Shares	Value
US Airways Group, Inc. (a)	106,000	$3,208,620

AUTOMOBILES – 1.0%
Harley-Davidson, Inc.	316,900	18,890,409

BEVERAGES – 0.8%
Molson Coors Brewing Company – Class B	149,300	13,804,278

BIOTECHNOLOGY – 0.5%
Invitrogen Corporation (a)	127,500	9,403,125

BUSINESS SERVICES – 1.1%
Hewitt Associates, Inc. – Class A (a)	617,200	19,750,400

CAPITAL MARKETS – 5.3%
The Charles Schwab Corporation	1,031,800	21,172,536
Cowen Group, Inc. (a) (b)	1,022,400	18,311,184
Merrill Lynch & Co., Inc.	108,300	9,051,714
Morgan Stanley	291,700	24,467,796
Waddell & Reed Financial, Inc. – Class A	886,500	23,057,865
		96,061,095

CASINOS & GAMING – 5.2%
Boyd Gaming Corporation	745,900	36,690,821
Las Vegas Sands Corp. (a)	175,300	13,391,167
MGM MIRAGE (a)	178,600	14,730,928
Scientific Games Corporation – Class A (a)	376,920	13,173,354
WMS Industries Inc. (a)	581,100	16,770,546
		94,756,816

COMMERCIAL BANKS – 0.9%
Bank of America Corporation	326,700	15,972,363

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.1% – continued

COMMERCIAL SERVICES & SUPPLIES – 1.8%	Shares	Value
Avery Dennison Corporation	200,600	$13,335,888
Pitney Bowes Inc.	423,800	19,842,316
		33,178,204

COMMUNICATIONS EQUIPMENT – 2.2%
Cisco Systems, Inc. (a)	1,111,300	30,949,705
Motorola, Inc.	506,200	8,959,740
		39,909,445

COMPUTERS & PERIPHERALS – 7.8%
Apple Computer, Inc. (a)	289,200	35,293,968
Dell Inc. (a)	752,100	21,472,455
EMC Corporation (a)	543,600	9,839,160
Hewlett-Packard Company	553,700	24,706,094
Intermec Inc. (a)	1,045,600	26,464,136
International Business Machines Corporation	230,800	24,291,700
		142,067,513

CONSTRUCTION & ENGINEERING – 2.1%
Quanta Services, Inc. (a)	1,231,100	37,757,837

CONSUMER FINANCE – 3.7%
American Express Company	568,100	34,756,358
Capital One Financial Corporation	408,700	32,058,428
		66,814,786

DIVERSIFIED FINANCIAL SERVICES – 1.4%
Citigroup Inc.	484,300	24,839,747

ELECTRICAL EQUIPMENT – 0.6%
Energy Conversion Devices, Inc. (a)	344,400	10,614,408

ENERGY EQUIPMENT & SERVICES – 3.7%
Halliburton Company	736,100	25,395,450
Helix Energy Solutions Group Inc. (a)	790,600	31,552,846
Newpark Resources, Inc. (a)	1,418,400	10,992,600
		67,940,896

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.1% – continued

FOOD & STAPLES RETAILING – 0.6%	Shares	Value
Nash Finch Company	218,000	$10,791,000

HEALTH CARE EQUIPMENT & SUPPLIES – 2.1%
Baxter International Inc.	264,800	14,918,832
Boston Scientific Corporation (a)	1,467,900	22,517,586
		37,436,418

HEALTH CARE PRODUCTS – 1.2%
Johnson & Johnson	362,600	22,343,412

HEALTH CARE PROVIDERS & SERVICES – 1.8%
DaVita, Inc. (a)	318,100	17,139,228
Quest Diagnostics Incorporated	284,300	14,684,095
		31,823,323

HOUSEHOLD DURABLES – 0.8%
Blount International, Inc. (a)	1,039,300	13,594,044

INDUSTRIAL CONGLOMERATES – 5.7%
3M Co.	303,500	26,340,765
Tyco International Ltd. (c)	2,280,900	77,071,611
		103,412,376

INSURANCE – 8.3%
American International Group, Inc.	608,300	42,599,249
Genworth Financial, Inc. – Class A	791,000	27,210,400
Marsh & McLennan Companies, Inc.	1,167,800	36,061,664
W. R. Berkley Corporation	566,600	18,437,164
XL Capital Ltd. – Class A (c)	306,800	25,860,172
		150,168,649

INTERNET SOFTWARE & SERVICES – 1.4%
Digital River, Inc. (a)	554,300	25,082,075

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Hasbro, Inc.	419,100	13,163,931

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.1% – continued

MACHINERY – 2.0%	Shares	Value
Pentair, Inc.	416,200	$16,052,834
Watts Water Technologies, Inc. – Class A	553,300	20,732,151
		36,784,985

MEDIA– 2.2%
Live Nation, Inc. (a)	973,000	21,775,740
The Walt Disney Company	535,900	18,295,626
		40,071,366

MULTILINE RETAIL– 2.3%
Macy’s, Inc.	601,000	23,907,780
Sears Holdings Corporation (a)	105,200	17,831,400
		41,739,180

OFFICE ELECTRONICS– 1.1%
Xerox Corporation (a)	1,035,800	19,141,584

OIL & GAS– 2.8%
ConocoPhillips	154,400	12,120,400
The Williams Companies, Inc.	1,213,200	38,361,384
		50,481,784

PAPER & FOREST PRODUCTS– 1.2%
Neenah Paper, Inc.	548,000	22,610,480

PERSONAL PRODUCTS– 0.8%
Playtex Products, Inc. (a)	952,900	14,112,449

RESTAURANTS– 6.3%
Burger King Holdings Inc.	1,154,400	30,406,896
The Cheesecake Factory Incorporated (a)	1,069,200	26,216,784
Denny’s Corp. (a) (b)	7,130,500	31,730,725
McDonald’s Corporation	523,650	26,580,474
		114,934,879

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.1% – continued

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.7%	Shares	Value
Atmel Corporation (a)	4,260,800	$23,690,048
Sigma Designs, Inc. (a)	942,300	24,584,607
		48,274,655

SOFTWARE– 0.8%
Microsoft Corporation	521,000	15,353,870

SPECIALTY RETAIL – 6.1%
Foot Locker, Inc.	846,000	18,442,800
The Gap, Inc.	1,501,200	28,672,920
The Home Depot, Inc.	588,600	23,161,410
Lowe’s Companies, Inc.	440,000	13,503,600
RadioShack Corporation	392,900	13,020,706
The TJX Companies, Inc.	485,800	13,359,500
		110,160,936

TEXTILES, APPAREL & LUXURY GOODS – 4.5%
Carter’s, Inc. (a)	1,287,000	33,384,780
Jones Apparel Group, Inc.	582,900	16,466,925
Quiksilver, Inc. (a)	2,273,200	32,120,316
		81,972,021

THRIFTS & MORTGAGE FINANCE – 1.4%
Countrywide Financial Corporation	717,000	26,062,950

TOTAL COMMON STOCKS (Cost $1,391,122,587)		1,724,486,309

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 4.8%

MUTUAL FUND – 0.2%	Shares	Value
First American Prime Obligations Fund – Class I	3,827,488	$3,827,488

U.S. GOVERNMENT AGENCY OBLIGATIONS – 4.6%	Principal Amount
Federal Home Loan Bank:
2.33%, due 07/02/2007	$24,933,000	24,929,771
3.10%, due 07/03/2007	27,666,000	27,658,853
3.60%, due 07/05/2007	29,623,000	29,608,189
		82,196,813
TOTAL SHORT-TERM INVESTMENTS (Cost $86,024,301)		86,024,301

TOTAL INVESTMENTS – 99.9%
(Cost $1,477,146,888)		1,810,510,610
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,579,627
TOTAL NET ASSETS – 100.0%		$1,813,090,237

(a)	Non-income producing security.
(b)	Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.
(c)	U.S. Dollar-denominated foreign security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2007

Assets:
Investments, at value:
Investments in securities of unaffiliated issuers
(cost $1,423,762,552)	$1,760,468,701
Investments in securities of affiliated issuers
(cost $53,384,336) (See Note 8)	50,041,909
Total investments (cost $1,477,146,888)	1,810,510,610
Cash	116,584
Receivable for securities sold	19,398,699
Receivable for capital shares sold	803,303
Dividends and interest receivable	228,847
Other assets	21,855
Total Assets	1,831,079,898

Liabilities:
Payable for securities purchased	10,028,529
Payable for capital shares redeemed	2,051,967
Distribution expense payable	3,552,095
Payable to Investment Manager (See Note 5)	1,511,879
Accrued expenses and other liabilities	845,191
Total Liabilities	17,989,661
Net Assets	$1,813,090,237

Net Assets Consist of:
Capital stock	$1,296,494,252
Accumulated net realized gain on investments sold	183,232,263
Net unrealized appreciation on investments	333,363,722
Total Net Assets	$1,813,090,237

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$1,508,137,824
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	79,170,496
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$19.05

ADVISER CLASS:
Net Assets	$304,952,413
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	14,883,356
Net asset value, offering and redemption price per share	$20.49

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2007
Investment Income:
Dividend income:
Dividend income from securities of unaffiliated issuers	$15,795,548
Dividend income from securities of affiliated issuers (See Note 8)	448,208
Interest income	8,739,610
Total investment income	24,983,366

Expenses:
Investment management fee (See Note 5)	17,117,966
Distribution expense – Class C (See Note 6)	14,233,776
Distribution expense – Adviser Class (See Note 6)	721,047
Shareholder servicing and accounting costs	1,648,970
Administration fee	828,189
Professional fees	243,173
Reports to shareholders	133,885
Trustees’ fees and expenses	126,397
Custody fees	126,009
Federal and state registration	118,845
Other	70,735
Total expenses	35,368,992
Net investment loss	(10,385,626)

Realized and Unrealized Gain on Investments:
Realized gain on:
Investments of unaffiliated issuers	251,875,307
Investments of affiliated issuers (See Note 8)	1,312,058
Change in unrealized appreciation/depreciation on investments	146,308,075
Net realized and unrealized gain on investments	399,495,440
Net Increase in Net Assets Resulting from Operations	$389,109,814

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2007	June 30, 2006
Operations:
Net investment loss	$(10,385,626)	$(9,875,476)
Net realized gain (loss) on:
Investments of unaffiliated issuers	251,875,307	156,616,816
Investments of affiliated issuers (See Note 8)	1,312,058	(5,629,947)
Change in unrealized appreciation/depreciation on investments	146,308,075	(45,029,884)
Net increase in net assets resulting from operations	389,109,814	96,081,509

Distributions to Class C Shareholders
from Net Realized Gains	(105,154,994)	(160,597,459)

Distributions to Adviser Class Shareholders
from Net Realized Gains	(20,077,075)	(42,478,192)

Net decrease in net assets from
Fund share transactions (Note 7)	(87,343,843)	(143,424,227)

Total Increase (Decrease) in Net Assets	176,533,902	(250,418,369)

Net Assets:
Beginning of period	1,636,556,335	1,886,974,704
End of period	$1,813,090,237	$1,636,556,335

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the		For the	For the
	Year	Year	Year	Period		Year	Year
	Ended	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,	June 30,		Aug. 31,	Aug. 31,
	2007	2006	2005	2004 (4)		2003	2002
Net Asset Value –
Beginning of Period	$16.37	$17.54	$17.40	$14.45		$12.34	$15.51
Investment Operations:
Net investment loss (1)	(0.13)	(0.12)	(0.18)	(0.13)		(0.14)	(0.18)
Net realized and unrealized
gain (loss) on investments	4.18	0.94	0.60	3.08		2.25	(1.79)
Total from
investment operations	4.05	0.82	0.42	2.95		2.11	(1.97)
Distributions from
net realized
gain on investments	(1.37)	(1.99)	(0.28)	—		—	(1.20)
Net Asset Value –
End of Period	$19.05	$16.37	$17.54	$17.40		$14.45	$12.34

Total Return‡	25.53%	4.59%	2.43%	20.42	%*	17.10%	(13.86)%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.19%	2.19%	2.17%	2.16	%**	2.23%	2.18%
Net investment loss	(0.73)%	(0.69)%	(1.03)%	(1.00	)%**	(1.16)%	(1.21)%
Portfolio turnover rate (3)	79.57%	59.44%	68.46%	52.45%		79.55%	81.86%
Net assets at end of
period (000 omitted)	$1,508,138	$1,355,960	$1,473,175	$1,556,190		$1,194,726	$1,020,455

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the		For the	For the
	Year	Year	Year	Period		Year	Year
	Ended	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,	June 30,		Aug. 31,	Aug. 31,
	2007	2006	2005	2004 (4)		2003	2002
Net Asset Value –
Beginning of Period	$17.39	$18.38	$18.09	$14.93		$12.66	$15.77
Investment Operations:
Net investment
income (loss) (1)	0.00	0.01	(0.05)	(0.03)		(0.05)	(0.07)
Net realized and unrealized
gain (loss) on investments	4.47	0.99	0.62	3.19		2.32	(1.84)
Total from
investment operations	4.47	1.00	0.57	3.16		2.27	(1.91)
Distributions from
net realized
gain on investments	(1.37)	(1.99)	(0.28)	—		—	(1.20)
Net Asset Value –
End of Period	$20.49	$17.39	$18.38	$18.09		$14.93	$12.66

Total Return	26.48%	5.40%	3.18%	21.17	%‡	17.93%	(13.21)%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.44%	1.44%	1.42%	1.41	%*	1.48%	1.43%
Net investment income (loss)	0.02%	0.06%	(0.28)%	(0.25	)%*	(0.41)%	(0.46)%
Portfolio turnover rate (3)	79.57%	59.44%	68.46%	52.45%		79.55%	81.86%
Net assets at end of
period (000 omitted)	$304,952	$280,596	$413,800	$451,620		$350,583	$356,839

‡	Not annualized.
*	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

41	Expense Example

43	Schedule of Investments

46	Statement of Assets
and Liabilities

48	Statement of Operations

49	Statement of Changes
in Net Assets

50	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND
Letter to Shareholders

DEAR FELLOW SHAREHOLDER:

The end of the Fund’s fiscal year on June 30, 2007, marked the eighth month of operations for the Olstein Strategic Opportunities Fund.  During the past eight months we have sought to achieve the Fund’s objective of long-term capital appreciation by investing primarily in what we believe are undervalued stocks of small- to mid-sized companies that face unique strategic choices and challenges.  As we pointed out in the Fund’s first letter to shareholders, the Fund also employs a distinctive approach to investing in small- and mid-cap companies by opportunistically engaging as an activist investor in situations where we believe such an approach will help us achieve our investment objectives.

Although we are firm believers that returns should be evaluated over longer time periods – three, five and ten years or more – we are pleased to report that the Fund’s cumulative return for the Fund’s Class A shares since its November 1, 2006 inception equaled 19.40% (12.85% with maximum deduction of sales load) compared to a return of 10.52% for the S&P 500 and a return of 12.71% for the Russell 2500 over the same time period.  While equity markets seemed resistant to increasing signs of distress in the U.S. housing market during the

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 06/30/07 since inception date of 11/01/06, assuming deduction of the maximum sales charge of 5.50%, was 12.85%.  As of 06/30/2007, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 3.21% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses. Performance for Class C shares is shown on page 40.  Not FDIC insured / Not bank-guaranteed / May lose value

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

first half of the fiscal period, nervousness about the subprime mortgage market escalated during the last six months of the fiscal year.  The investment outlook for the remainder of 2007 and into 2008 remains clouded by the collapse of the subprime mortgage market and the extent of the disruption it imposes on global markets.  While institutional investors and other holders of repackaged pools of subprime debt will bear the initial brunt of the subprime crises, we expect to see increased volatility in equity markets.  Short-term volatility creates pricing inefficiencies and disparities that our investment process seeks to take advantage of, buying good companies at a discount to our private market value.

Notable gainers in the Fund’s portfolio during its first eight months of operation include two of the Fund’s activist holdings, RadioShack Corporation and Nash-Finch Co. along with CommScope Inc.  On the other end of the spectrum, the Fund’s investments in The Finish Line, Inc., The Cheesecake Factory and Luby’s, Inc. all detracted from the Fund’s performance during its first eight months.

While much attention is paid to companies such as RadioShack, CommScope, and Nash-Finch, whose stocks have appreciated significantly since they were added to the Fund’s portfolio, we should point out that when we began our analysis, each company had a doubtful outlook and prognosis. With the benefit of hindsight, the reasons that the stocks of these companies appreciated now seem obvious.  However, it was not that long ago that these very same companies were experiencing extensive problems that led to a downward spiral in their stock prices that left investors with little hope for a turnaround.  Yet, despite unfavorable conditions, each one of these stocks passed one of our screening tests. For shareholders, we thought it would be informative to discuss how we screen the universe of small- to mid-cap companies for viable investment ideas.

In our universe of investable stocks, there are always companies – whether they are good companies that have stumbled, or companies that are facing adverse competitive or industry issues – that have been punished by the market.  The screening process we have developed over the past 40 years enables us to identify prospective “diamonds in the rough” for further bottom-up analysis.

Small- to mid-size companies are under enormous pressure from Wall Street to grow sales and earnings at rates that usually turn out to be unsustainable.  While many companies ultimately satisfy from investors’ high expectations for growth, they may stumble along the way.  Companies that stumble due to temporary problems stimulate our interest as investment opportunities.  We then undertake a systematic analysis to understand the nature of these temporary problems, identify external factors or internal decisions that led to the

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

company’s problems, determine if the problems are fixable, establish a private market value based on our estimates of future free cash flow, and determine a buy price that represents an acceptable discount to our calculation of private market valuation.

Our screening process consists of methods and tools that help us filter through the thousands of companies in our investable universe. Through our screening process we not only seek to eliminate companies that we believe are fully valued or over-valued, we also seek to separate companies with serious structural, financial or secular problems from those companies that are simply not performing up to their full potential. When reviewing the following brief explanations of our screening techniques you will find that some of our methods are conventional, like reading, and others – such as hitting the pavement – are non-conventional.

SCREENING TECHNIQUES EMPLOYED BY THE FUND

Reading: It is no coincidence that many of the most successful investors in history are voracious readers.  Indeed, the origins of some of our best investments can be found in our extensive and eclectic reading materials.  However, unlike recreational reading, we read for “heat,” looking for phrases or trigger words that, in our experience, may signal a significant change in a company that could unlock value.  Phrases such as “new management,” “debt pay-down,” “stock buy back,” “flood”, “fire,” “strike,” “missed quarterly earnings estimate,” [increase in] free cash flow, “dividend,” “spin-off,” “restructuring,” “layoffs,” or “under-performing division or product” alert us to situations that require an inferential “look behind the numbers” for potential under-valued companies.  For example, a non-recurring catastrophe such as a manufacturing plant fire can trigger a chain reaction of problems that results in depressed earnings for a longer period than expected, thus weighing on the stock price of a company disproportionately to the problem.  However, if our analysis suggests that the earnings decline is temporary, the stock may be trading at an acceptable discount to our calculation of private market value.  Our collective reading and subscription list is eclectic and covers a range of publications including general business media (such as The Wall Street Journal, Barron’s, Forbes, Fortune, Business Week, etc.); specialized investment publications (such as Value Line, Value Investor Insight and Outstanding Investor Digest); trade publications (well-known examples include Women’s Wear Daily, High Tech Strategist, Electronic News and Advertising Age among many others), academic and research publications, and government filings.

Quantitative Analysis:  Historical performance can always provide important insight into future performance.  While it is naive to expect that companies will repeat history precisely, cycles do exist and reversion to the mean is a fre-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

quent pattern.  As such, we pore over historical financial reports for thousands of companies, tracking important data points and performance measures such as:

•	Historical return on capital

•	Inventory turnover and asset utilization

•	Debt levels

•	Free cash flow

•	Book value growth

•	Peer ratio analysis

•	Balance sheet analysis

Exceptions eventually rise to the top of our quantitative screens, prompting us to investigate more closely.  We may find, for example, a company that generated a return on capital of 12% over the past ten years, but is currently posting only 6% return on capital.  We may find that the current low return was being caused by a raw material problem, the launch of a new product, a temporary inventory problem, a financing issue or a non-operating issue that, if rectified properly, will allow the company to return to its more normal 12% return on capital.  Company-specific knowledge in conjunction with industry performance benchmarks and other data allows us to develop a working model – what we believe are normalized rates of return and operating performance.

Shareholder Letters:  Instead of novels, we read shareholder letters. In every annual report, the Chairman or the CEO writes a letter to the company shareholders.  These letters contain valuable information, some of which we have to read between the lines to interpret appropriately.  These letters commonly discuss the company’s recent performance, its future prospects, and may provide a more detailed discussion of the strategy that management believes is the right course for the company to follow.  A careful reading of the company’s language rhetoric enables us to determine whether management understands the importance of financial strength, cash flow, working capital controls and the company’s role within its industry.  A good shareholder letter describes how a company’s strategic planning process anticipates, plans for, handles and implements change, and gives us insight into the quality of management and their enthusiasm for returning value to shareholders.  As we read numerous shareholder letters over the years, we get to know and actively screen for companies that we believe “get it” when it comes to placing a priority on creating shareholder value.

Hit the Pavement:  One of the best ways to find ideas is to hit pavement and go directly to the source.  This means talking to a company’s customers, ven-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

dors, managers and competitors to obtain insights not available through reading. We do not need to talk to top management to obtain valuable insight about a company.  Lower level management or employees are usually passionate about their jobs (either negatively or positively) and can provide an unedited perspective of the company (as opposed to the “spin” often heard from top management).  For example, an interview with a local manager of a retail chain resulted in the employee pointing out in great detail why the company’s products could not be replicated by other chains, and that no real competitors existed.  While typical analysis might lump the company amongst hundreds of other companies within the same universe of retail chains, we were able to obtain valuable insight from that employee’s unique viewpoint, which also shifted our focus enabling us to conduct our due diligence from a new perspective.

Activist Investing: We screen various Securities and Exchange Commission (“SEC”) filings for a wealth  of valuable information about companies.  One filing we frequently review is the Schedule 13D, which is filed by an entity that acquires beneficial ownership of more than 5% of a class of a company’s equity securities – often with the intent of influencing company management or the Board of Directors to pursue a specific course of action. Schedule 13D filings sometimes act as catalysts for company management, forcing them to wake up and realize that their poor performance has upset a major shareholder.  Management can adopt the strategic plan detailed on the Schedule 13D filing, or pursue another course of action.  Either way, the outcome can  often benefit all shareholders.  Currently over 25% of the companies in the Strategic Opportunities Fund have outstanding Schedule 13D filings with the SEC. These 13D schedules have either been filed by other activist investors or inside owners.

Insider selling and buying:  All company insiders, including company executives and members of the Board of Directors, must register with the SEC as they purchase or sell their company’s stock.  Given the privileged information insiders possess regarding the health and prospects of the company, these filings provide valuable information to outside investors.  Sometimes insider buying is a more valuable indicator than insider selling.  While insider selling might indicate that company management sees difficulties down the road, it could also be nothing more than individual members of senior management implementing a financial planning or diversification decision.  While not necessarily a perfect indicator of stock performance, insider buying and selling frequently provide a strong reason to conduct more in-depth analysis.

Fifty-Two Week Low Listings:  To see a list of companies that the market is currently punishing, we begin with the 52-week low listings.  As the name suggests, these are stocks that have fallen to their lowest point in the past 52

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

weeks.  All of these companies are experiencing various problems, ranging from macroeconomic headwinds to the impact of a regulatory issue, or perhaps serious turmoil in the company’s operations.  We monitor these lists constantly, looking for hidden gems that have been severely punished by the market but may be capable of producing significant value for shareholders through a successful turnaround effort.

In isolation our screening process only provides untested ideas.  Whether we find an idea through rigorous quantitative screening of thousands of stocks, by talking to a local merchant, or through an obscure trade publication, the real value-added endeavor begins with our proprietary forensic analysis of the target company’s financial statements.  Our forensic analysis of a company’s financial statements tests and validates it as a potential investment opportunity.  An investor should never buy a stock just because one of these various screening techniques yields a potential investment idea.

In future letters, we will  discuss the forensic analysis and valuation process that we follow to test, validate and filter those ideas that become investment opportunities that meet our stringent stock selection criteria. We believe that we practice a disciplined approach to investing, looking for longer-term value creation with an emphasis on turnaround situations that lend themselves to an activist agenda. While we acknowledge that there could be periods of underperformance as we follow our discipline of buying short-term negativity or temporary problems, we also believe that our approach will add value over time to investors with patience and a three- to five-year investment horizon.

Thank you for your confidence, support and trust.  We are shareholders alongside you, and we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Co-Portfolio Manager

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 06/30/07 since inception date of 11/01/06, assuming deduction of the maximum sales charge of 5.50%, was 12.85%.  As of 06/30/2007, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 3.21% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  Not FDIC insured / Not bank-guaranteed / May lose value.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

For a complete listing of the Olstein Strategic Opportunities portfolio holdings, please see the Schedule of Investments starting on page 43.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the securities referenced above.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/07.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Cumulative Total Return
Nov. 1, 2006+
through
June 30, 2007
Olstein Strategic Opportunities – Class A (without load) (1)	19.40%
Olstein Strategic Opportunities – Class A (load adjusted) (1)	12.85%
Russell 2500® Index (2)	12.71%
S&P 500® Index (3)	10.52%

+	Commencement of operations.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/07.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Cumulative Total Return
Nov. 1, 2006+
through
June 30, 2007
Olstein Strategic Opportunities – Class C (1)	18.20%
Russell 2500® Index (2)	12.71%
S&P 500® Index (3)	10.52%

+	Commencement of operations.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 – June 30, 2007.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 – 6/30/07
Actual
Class A	$1,000.00	$1,153.60	$8.54
Class C	1,000.00	1,149.50	12.52

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	1,000.00	1,013.14	11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2007

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2007

COMMON STOCKS – 94.5%

BIOTECHNOLOGY– 1.4%	Shares	Value
Invitrogen Corporation (a)	3,200	$236,000

BUSINESS SERVICES – 7.2%
Barrett Business Services, Inc.	14,500	374,535
Hewitt Associates, Inc. Class – A (a)	26,000	832,000
		1,206,535

CAPITAL MARKETS – 6.4%
Cowen Group, Inc. (a)	30,900	553,419
Janus Capital Group Inc.	6,400	178,176
Waddell & Reed Financial, Inc. – Class A	12,600	327,726
		1,059,321

CASINOS & GAMING – 3.6%
Boyd Gaming Corporation	9,600	472,224
Scientific Games Corporation – Class A (a)	3,600	125,820
		598,044

COMMUNICATIONS EQUIPMENT – 1.0%
CommScope, Inc. (a)	2,800	163,380

COMPUTERS & PERIPHERALS – 1.9%
Intermec Inc. (a)	12,600	318,906

CONSTRUCTION & ENGINEERING – 1.9%
Quanta Services, Inc. (a)	10,100	309,767

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.7%
Keithley Instruments, Inc.	23,000	288,650

ENERGY EQUIPMENT & SERVICES – 2.5%
Newpark Resources, Inc. (a)	53,000	410,750

FOOD & STAPLES RETAILING – 1.9%
Nash Finch Company	6,400	316,800

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 94.5% – continued

FOOD PRODUCTS – 1.8%	Shares	Value
Del Monte Foods Company	24,500	$297,920

HEALTH CARE EQUIPMENT & SUPPLIES – 2.7%
Span-America Medical Systems, Inc.	17,400	441,264

HOUSEHOLD DURABLES – 3.1%
Blount International, Inc. (a)	11,100	145,188
The Dixie Group, Inc. (a)	30,000	375,000
		520,188

INTERNET & CATALOG RETAIL – 1.9%
Stamps.com Inc. (a)	23,000	316,940

LEISURE EQUIPMENT & PRODUCTS – 0.6%
Hasbro, Inc.	3,400	106,794

MACHINERY– 9.3%
Columbus McKinnon Corporation (a)	22,000	708,400
Flanders Corporation (a)	110,000	847,000
		1,555,400

MEDIA– 2.5%
Live Nation, Inc. (a)	18,700	418,506

PAPER & FOREST PRODUCTS – 3.0%
Neenah Paper, Inc.	12,200	503,372

RESTAURANTS– 22.7%
Burger King Holdings Inc.	20,900	550,506
The Cheesecake Factory Incorporated (a)	42,000	1,029,840
CKE Restaurants, Inc.	6,500	130,455
Denny’s Corp. (a)	306,500	1,363,925
Luby’s, Inc. (a)	50,000	483,000
Nathan’s Famous, Inc. (a)	13,100	226,630
		3,784,356

ROAD & RAIL – 1.7%
Frozen Food Express Industries, Inc.	27,800	281,892

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 94.5% – continued

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.7%	Shares	Value
Atmel Corporation (a)	120,000	$667,200
Entegris Inc. (a)	24,100	286,308
		953,508

SPECIALTY RETAIL – 6.4%
Foot Locker, Inc.	10,700	233,260
RadioShack Corporation	9,100	301,574
Ross Stores, Inc.	8,000	246,400
Stein Mart, Inc.	23,000	281,980
		1,063,214

TEXTILES, APPAREL & LUXURY GOODS – 3.6%
Carter’s, Inc. (a)	22,900	594,026

TOTAL COMMON STOCKS (Cost $14,451,970)		15,745,533

SHORT-TERM INVESTMENTS – 3.1%
MUTUAL FUND – 3.1%
First American Prime Obligations Fund – Class I	520,437	520,437

TOTAL SHORT-TERM INVESTMENTS (Cost $520,437)		520,437

TOTAL INVESTMENTS – 97.6%
(Cost $14,972,407)		16,265,970
OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		401,617
TOTAL NET ASSETS – 100.0%		$16,667,587

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2007

Assets:
Investments, at value (cost $14,972,407)	$16,265,970
Receivable for securities sold	215,297
Receivable for capital shares sold	398,092
Dividends and interest receivable	3,155
Other assets	16,348
Total Assets	16,898,862

Liabilities:
Payable for securities purchased	150,988
Payable for capital shares redeemed	2,133
Distribution expense payable	17,629
Payable to Investment Manager (See Note 5)	22,495
Accrued expenses and other liabilities	38,030
Total Liabilities	231,275
Net Assets	$16,667,587

Net Assets Consist of:
Capital stock	$15,266,969
Undistributed net investment income	16,717
Accumulated net realized gain on investments sold	90,338
Net unrealized appreciation on investments	1,293,563
Total Net Assets	$16,667,587

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$8,646,971
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	724,167
Net asset value and redemption price per share	$11.94
Maximum offering price per share	$12.63

CLASS C:
Net Assets	$8,020,616
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	672,978
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$11.92

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

Nov. 1, 2006(1)
through
June 30, 2007
Investment Income:
Dividend income	$77,342
Interest income	26,553
Total investment income	103,895

Expenses:
Investment management fee (See Note 5)	50,363
Distribution expense – Class A (See Note 6)	7,789
Distribution expense – Class C (See Note 6)	19,207
Shareholder servicing and accounting costs	31,980
Federal and state registration	23,504
Professional fees	23,219
Administration fee	13,360
Custody fees	5,445
Reports to shareholders	553
Trustees’ fees and expenses	442
Other	116
Total expenses	175,978
Expense waiver and reimbursement by Adviser	(80,990)
Net Expenses	94,988
Net investment income	8,907

Realized and Unrealized Gain on Investments:
Realized gain on investments	90,338
Change in unrealized appreciation/depreciation on investments	1,293,563
Net realized and unrealized gain on investments	1,383,901
Net Increase in Net Assets Resulting from Operations	$1,392,808

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Changes in Net Assets

Nov. 1, 2006(1)
through
June 30, 2007
Operations:
Net investment income	$8,907
Net realized gain on investments	90,338
Change in unrealized appreciation/depreciation on investments	1,293,563
Net increase in net assets resulting from operations	1,392,808

Net increase in net assets from
Fund share transactions (Note 7)	15,274,779

Total Increase in Net Assets	16,667,587

Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $16,717)	$16,667,587

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	Nov. 1, 2006 (1)
	through
	June 30, 2007

Net Asset Value – Beginning of Period	$10.00
Investment Operations:
Net investment income (2)	0.03
Net realized and unrealized gain on investments	1.91
Total from investment operations	1.94
Net Asset Value – End of Period	$11.94

Total Return‡	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.21	%**
After expense waiver and/or reimbursement	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.15	)%**
After expense waiver and/or reimbursement	0.46	%**
Portfolio turnover rate (3)	19.09%
Net assets at end of period (000 omitted)	$8,647

‡	Total return does not reflect any sales charge for Class A shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	Nov. 1, 2006 (1)
	through
	June 30, 2007
Net Asset Value – Beginning of Period	$10.00
Investment Operations:
Net investment loss (2)	(0.02)
Net realized and unrealized gain on investments	1.94
Total from investment operations	1.92
Net Asset Value – End of Period	$11.92

Total Return‡	19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.96	%**
After expense waiver and/or reimbursement	2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.90	)%**
After expense waiver and/or reimbursement	(0.29	)%**
Portfolio turnover rate (3)	19.09%
Net assets at end of period (000 omitted)	$8,021

‡	Total return does not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Fund  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”, formerly the Olstein Financial Alert Fund) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles (“GAAP”), and expands disclosure about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting

THE OLSTEIN FUNDS

principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Accordingly, at June 30, 2007, reclassifications were recorded as follows.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Undistributed net investment income	$10,385,626	$7,810
Accumulated gains	(10,385,627)	—
Capital stock	1	(7,810)

Generally, distributions are declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value

THE OLSTEIN FUNDS

Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At June 30, 2007, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not invest in short sales.

3
Purchases and Sales of Investment Securities  During the year ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) were $1,232,095,465 and $1,310,130,928, respectively for the All Cap Value Fund.  During the period from November 1, 2006 through June 30, 2007, purchases and sales (excluding short-term investments) for the Strategic Fund were $15,703,820 and $1,342,074, respectively.  The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$1,484,853,788	$14,972,407
Gross unrealized appreciation	$349,110,263	$1,557,282
Gross unrealized depreciation	(23,453,441)	(263,719)
Net unrealized appreciation	$325,656,822	$1,293,563
Undistributed ordinary income	$40,925,656	$107,055
Undistributed long-term capital gain	150,013,507	—
Total distributable earnings	$190,939,163	$107,055
Other accumulated earnings	$—	$—
Total accumulated earnings	$516,595,985	$1,400,618

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

The tax components of dividends paid by the All Cap Value Fund during the years ended June 30, 2007 and 2006 were as follows:

	June 30, 2007	June 30, 2006
Ordinary Income	$8,045,626	$22,961,387
Long-Term Capital Gains	$117,186,443	$180,114,264

The Strategic Fund has not paid any dividends since its inception on November 1, 2006.

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2007.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager (the “Investment Manager”).  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  For the year ended June 30, 2007, the All Cap Value Fund incurred investment management fees of $17,117,966, with $1,511,879 payable to the Investment Manager as of June 30, 2007.  For the period from November

THE OLSTEIN FUNDS

1, 2006 through June 30, 2007, the Strategic Fund incurred management fees of $50,363.  The $22,495 payable to the Investment Manager as of June 30, 2007 from the Strategic Fund represents management fees incurred and other expenses reimbursed by the Investment Manager, which the Investment Manager may be reimbursed for at a later date.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect.

Fiscal Period Ended
June 30, 2007
Reimbursed/Absorbed Expenses Subject to Recovery by Adviser Until:	2010
Strategic Fund	$80,990

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount which the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the year ended June 30, 2007, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $14,233,776 for Class C and $721,047 for Adviser Class Shares.  The total amount which the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C

THE OLSTEIN FUNDS

shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the period from November 1, 2006 through June 30, 2007, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $7,789 for Class A and $19,207 for Class C shares.

During the year ended June 30, 2007, the All Cap Value Fund paid total brokerage commissions of $286,404 to affiliated broker-dealers in connection with purchases and sales of investment securities.  During the period November 1, 2006 through June 30, 2007, the Strategic Fund paid total brokerage commissions of $399 to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2007, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund*

	Year Ended		Year Ended
	June 30, 2007		June 30, 2006
	Class C		Class C

	Shares	Amount	Shares	Amount
Shares sold	3,101,086	$55,000,097	5,224,319	$90,698,849
Shares issued to shareholders in
reinvestment of distributions	5,685,746	98,704,549	9,189,908	152,001,071
Shares redeemed	(12,451,568)	(218,230,215)	(15,584,529)	(270,144,716)
Net decrease	(3,664,736)	$(64,525,569)	(1,170,302)	$(27,444,796)

Shares Outstanding:
Beginning of period	82,835,232		84,005,534
End of period	79,170,496		82,835,232

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2007		June 30, 2006
	Adviser Class		Adviser Class

	Shares	Amount	Shares	Amount
Shares sold	1,584,308	$30,161,230	3,075,797	$56,816,534
Shares issued to shareholders in
reinvestment of distributions	1,036,953	19,287,330	2,351,866	41,157,654
Shares redeemed	(3,872,254)	(72,266,834)	(11,804,890)	(213,953,619)
Net decrease	(1,250,993)	$(22,818,274)	(6,377,227)	$(115,979,431)

Shares Outstanding:
Beginning of period	16,134,349		22,511,576
End of period	14,883,356		16,134,349
Total Net Decrease		$(87,343,843)		$(143,424,227)

*    Formerly Financial Alert Fund

Strategic Opportunities Fund

	Nov. 1, 2006 (1) through
	June 30, 2007
	Class A

	Shares	Amount
Shares sold	724,353	$7,793,691
Shares redeemed	(186)	(2,234)
Net increase	724,167	$7,791,457

Shares Outstanding:
Beginning of period	—
End of period	724,167

	Nov. 1, 2006 (1) through
	June 30, 2007
	Class C

	Shares	Amount
Shares sold	676,841	$7,529,182
Shares redeemed	(3,863)	(45,860)
Net increase	672,978	$7,483,322

Shares Outstanding:
Beginning of period	—
End of period	672,978
Total Net Increase		$15,274,779

(1)    Commencement of operations.

THE OLSTEIN FUNDS

8
Other Affiliates*  Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund’s portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act.  The aggregate market value of all securities of affiliated companies as of June 30, 2007 amounted to $50,041,909 representing 2.76% of net assets.  Transactions during the year ended June 30, 2007 in which the issuer was an “affiliated person” were as follows:

	Cowen	Denny’s	Finish Line
	Group, Inc.	Corp.	Inc. - Class A**
June 30, 2006
Balance
Shares	—	—	—
Cost	—	—	—
Gross Additions
Shares	223,401	2,449,151	202,250
Cost	$4,019,873	$11,140,930	$2,152,369
Gross Deductions
Shares	—	—	202,250
Cost	—	—	$3,269,164
June 30, 2007
Balance
Shares	1,022,400	7,130,500	—
Cost	$18,784,298	$34,600,038	—
Realized gain (loss)	—	—	$(752,098)
Dividend income	—	—	$55,210

*
As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.  The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.

**	Security that was considered affiliated due to the Fund’s beneficial ownership representing more than 5% of the outstanding securities during the year ended June 30, 2007, but not at June 30, 2007.
Note:	Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock’s outstanding securities).

THE OLSTEIN FUNDS

Jo-Ann	Nash	Neenah	Universal
Stores, Inc.**	Finch Co.**	Paper, Inc. **	Electronics Inc.**	Total

1,894,900	—	891,800	985,900	3,772,600
$38,582,790	—	$27,102,299	$14,556,163	$80,241,252

—	186,850	—	—	3,061,652
—	$4,932,536	—	—	$22,245,708

674,150	185,950	152,600	296,750	1,511,700
$15,738,259	$4,921,822	$5,005,865	$4,818,162	$33,753,272

—	—	—	—	8,152,900
—	—	—	—	$53,384,336
(884,720)	2,247,447	102,721	598,708	$1,312,058
—	154,098	238,900	—	$448,208

9
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the year ended June 30, 2007, the Fund did not draw upon the line of credit.

10
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of The Olstein Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Funds (comprising, respectively, the Olstein All Cap Value Fund, formerly the Olstein Financial Alert Fund, and the Olstein Strategic Opportunities Fund) as of June 30, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Olstein Funds at June 30, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 20, 2007

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfosec.gov.

THE OLSTEIN FUNDS

ADDITIONAL TAX INFORMATION

For corporate shareholders in the All Cap Value Fund, the percentage of dividend income distributed for the year ended June 30, 2007, which is designated as qualifying for the dividends received deduction, is 57.7%.

For shareholders in the All Cap Value Fund, the percentage of dividend income distributed for the year ended June 30, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 63.2%.

ADDITIONAL INFORMATION APPLICABLE
TO FOREIGN SHAREHOLDERS ONLY

The All Cap Value Fund hereby designates 10.2% of its ordinary income distributions for the fiscal year ended June 30, 2007 as interest related dividends under Internal Revenue Service Code Section 871(k)(1)(C).

The All Cap Value Fund hereby designates 100% of its ordinary income distributions for the fiscal year ended June 30, 2007 as short-term capital gain distributions under Internal Revenue Service Code Section 871(k)(2)(C).

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund	Other
	Position(s)	Length	Occupation	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address and Age	the Fund	Served**	Five Years	by Trustee	Trustee
Disinterested Trustees:
Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 75

John Lohr	Trustee	Since	Retired; General	2	Crosswater
P.O. Box 771407		1995	Counsel, LFG, Inc.		Financial
Orlando, FL 32877-1407			(provider of		Corporation
Age: 62			investment products),
			January 1996 to
			September 2002.

D. Michael Murray	Trustee	Since	President, Murray,	2	American
Murray, Montgomery		1995	Montgomery &		Academy of
& O’Donnell			O’Donnell		Preventive
100 Constitution Ave.			(Consultants),		Medicine
Suite 900			since 1968.
Washington, DC 20001
Age: 66

THE OLSTEIN FUNDS

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund	Other
	Position(s)	Length	Occupation	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address and Age	the Fund	Served**	Five Years	by Trustee	Trustee
Lawrence K. Wein	Trustee	Since	Private	2	eRooms
27 Rippling Brook Drive		1995	Consultant for		Systems
Short Hills, NJ 07078			telecommunications		Technologies
Age: 65			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.
Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
c/o Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School
4 Manhattanville Road	Assistant		Management, L.P.,
Purchase, NY 10577	Treasurer		since 2000; Vice
Age: 40			President of Sales
and Chief Operating
Officer, Olstein
Capital Management,
L.P., 1994-2000.

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
c/o Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 66			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund	Other
	Position(s)	Length	Occupation	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address and Age	the Fund	Served**	Five Years	by Trustee	Trustee
Officers:
Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 38			since 2000; Vice
President and Chief
Financial Officer,
Olstein Capital
Management, L.P.,
1994-2000.

James B. Kimmel, Esq.	Chief	Since	Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief
4 Manhattanville Road			Compliance Officer,
Purchase, NY 10577			Olstein Capital
Age: 44			Management, L.P.
Previously, Of Counsel
at Stradley Ronon
Stevens & Young LLP
(law firm), May 2001
to April 2004, Vice
President and Assistant
Counsel in the
Corporate and
Securities Group at
Summit Bancorp from
September 1996 through
May 2001. Associate
Attorney in the Investment
Management Practice
Group at Morgan Lewis
& Bockius LLP from
September 1990
through August 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

+	Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.
**	Each Trustee holds office for an indefinite term.

THE OLSTEIN FUNDS

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made an amendment to its code of ethics during the period covered by this report to require that the principal officers annually certify their compliance with this code of ethics.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2007	FYE 06/30/2006
Audit Fees	$50,000	$33,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$4,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2007	FYE 06/30/2006
Registrant	$10,000	$4,800
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)          /s/Robert A. Olstein
            Robert A. Olstein, President

Date   August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
                Robert A. Olstein, President

Date   August 24, 2007

By (Signature and Title)          /s/Michael Luper
            Michael Luper, Treasurer

Date   August 24, 2007